Receivables (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Receivables - current
Accounts receivable - trade	$ 9,664	$ 8,701	$ 14,366
Refundable income tax	1,807	9,331	11,480
Refundable value added tax	48,186	40,020	52,968
Accounts receivable - other	4,950	4,386	4,683
Receivables, net current portion	64,607	62,438	83,497
Receivables - non-current
Refundable value added tax	$ 38,539	$ 48,767	$ 40,314